702 King Farm Blvd., Suite 200
Rockville, Maryland 20850

RYDEX SERIES FUNDS

Supplement dated December 17, 2019 to the currently effective Class A, Class C and Institutional Class Shares Statutory and Summary Prospectuses dated May 1, 2019 (the “May 2019 Prospectuses”) and Class A, Class C and Institutional Class Shares Summary and Statutory Prospectuses dated August 1, 2019 (the “August 2019 Prospectuses” and collectively with the May 2019 Prospectuses, the “Prospectuses”).

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Revisions to May 2019 Prospectuses

Effective immediately, in each Fund’s Fund Summary, the last sentence under the heading “Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following.

More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 64 of the Prospectus, in Appendix A to the Prospectus — “Sales Charge Waivers and Discounts Available Through Intermediaries,” and in the “Sales Charges, Reductions, and Waivers” section beginning on page 54 of the Fund’s Statement of Additional Information (the “SAI”).

Revisions to August 2019 Prospectuses

Effective immediately, in each Fund’s Fund Summary, the last sentence under the heading “Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following.

More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 461 of the Prospectus, in Appendix A to the Prospectus — “Sales Charge Waivers and Discounts Available Through Intermediaries,” and in the “Sales Charges, Reductions, and Waivers” section beginning on page 88 of the Fund’s Statement of Additional Information (the “SAI”).

Please retain this supplement for future reference.

RDX-PRO-SUP3-1219x0520/0820